ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated July 17, 2018 to the Prospectus dated November 1, 2017

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of AltraVue Capital, LLC ("AltraVue") and Quantum Capital Management ("Quantum") as subadvisers to the Acuitas US Microcap Fund (the "Fund"), each with responsibility for managing a separate sleeve of the Fund's portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about AltraVue and Quantum.

1.	The sub-sections entitled "Subadvisers" and "Portfolio Managers" in the section entitled "Management" on page 11 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadvisers. AltraVue Capital, LLC; ClariVest Asset Management, LLC; Falcon Point Capital, LLC; and Quantum Capital Management are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
AltraVue Capital, LLC
DeShay McCluskey, CFA	Managing Partner	2018
Touk Sinantha, CFA	Managing Partner	2018
ClariVest Asset Management, LLC
Stacey Nutt, PhD.	Chief Executive Ofﬁcer, Chief Investment Ofﬁcer, Principal and Lead Portfolio Manager	2014
Michael Waterman, CFA	Portfolio Manager	2014
Todd Wolter, CFA	Principal and Lead Portfolio Manager	2014
Falcon Point Capital, LLC
James A. Bitzer	Senior Managing Director and Senior Portfolio Manager	2014
Michael L. Thomas	Senior Portfolio Manager	2014
Quantum Capital Management
Tim Chatard, CFA	Portfolio Manager	2018

220-PSA-0718

2.
In the sub-section entitled "The Adviser and Subadvisers" within the section entitled "Management" beginning on page 20 of the Prospectus, the table and subsequent notes relating to the Acuitas US Microcap Fund are hereby deleted in their entirety and replaced with the following:

Acuitas US Microcap Fund
Subadviser	Investment Strategy
AltraVue Capital, LLC 11747 NE 1st St., Suite 205 Bellevue, WA 98005	US Microcap
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Falcon Point Capital, LLC 2 Embarcadero Center, Suite 420 San Francisco, CA 94111	US Microcap Growth
Quantum Capital Management 311 California St., Suite 510 San Francisco, CA 94104	US Microcap

AltraVue Capital, LLC was founded in 2016 and provides investment advisory services for high net worth individuals, institutional pension funds, and pooled vehicles.
ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.
Falcon Point Capital, LLC was founded in 2004 and provides investment advisory services to pooled vehicles, institutions and individuals.
Quantum Capital Management was founded in 1996 and provides investment advisory services for private investors and institutions.

3.	The sub-section entitled "Portfolio Managers" within the section entitled "Management" beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:
Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin allocate the assets of the Fund among the Subadvisers. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Global, LLC. Zu Cowperthwaite, CFA is responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. Robert Beauregard, David Savignac, Qing Li are responsible for the day-to-day management of the portion of the Fund allocated to Global Alpha Capital Management Ltd. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Touk Sinantha, CFA and DeShay McCluskey, CFA are responsible for the day-to-day management of any portion of the Fund allocated to AltraVue Capital, LLC. Stacey Nutt PhD., Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Tim Chatard, CFA is responsible for the day-to-day management of the portion of the Fund allocated to Quantum Capital Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Portfolio Manager Biographies
•
Robert Beauregard, is Chief Investment Officer for Global Alpha and is lead portfolio manager for its global small cap equity strategies. Robert is also responsible for global coverage of the energy and utilities sectors. Mr. Beauregard brings over 20 years of financial and investment industry experience to the firm. Prior to founding Global Alpha in 2008, Mr. Beauregard was Senior Vice President and portfolio manager at Natcan Investment Management where he managed over $1.5 billion in Canadian and global small cap equities. Before joining Natcan, Mr. Beauregard managed a global high tech portfolio and co-managed the Canadian Small Cap Equity Fund for Caisse de Dépôt du Québec. He has held senior operational, financial and risk management roles with various multi-nationals, including Alcan, IBM and Grant Thornton. Mr. Beauregard received a B.Admin. from the Royal Military College and an MBA from McGill University. He holds the CFA designation and is Chartered Professional Accountant (CPA) and a Certified Management Accountant (CMA). Robert is fluent in English and French.

•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Tim Chatard, CFA, is the Director of Research at Quantum Capital and leads the Concentrated Equity team. He began his career at Morgan Stanley in 1991 as a financial analyst focusing on high yield capital markets and mergers and acquisitions, in New York and Tokyo. Prior to joining Quantum Capital, Mr. Chatard held portfolio management positions at Tano Capital (2010-2013), Sterling Johnston Capital Management (1999-2009) and Franklin Templeton (1996-1999). For SJCM, Mr. Chatard was a senior partner and was a key contributor in building the firm's institutional clients across the globe in the small and micro cap category. At Templeton, Mr. Chatard started as an international equity analyst and transitioned to the US equity markets where he successfully launched one of the industry's first long-short mutual funds under the Franklin umbrella. Tano Capital is the family office of the founding family of Franklin Templeton, where Mr. Chatard spent time developing an equity investment team after leaving SJCM. Mr. Chatard graduated from the University of California, Berkeley, in 1991 and received his MBA from Harvard Business School in 1996. He is a member of the CFA Institute and the CFA Society of San Francisco.

•
Zu Cowperthwaite, CFA, is Portfolio Manager for the International Small-Cap Value discipline at DePrince, Race & Zollo, Inc. ("DRZ").   Ms. Cowperthwaite joined DRZ in 2017 with more than 20 years of Emerging Markets equity research experience. Prior to joining DRZ, Ms. Cowperthwaite was employed by Harvard Management Company as Senior Vice President, Emerging Markets Equity. She holds the Chartered Financial Analyst designation and received her Bachelor of Arts in Economics from Wheaton College and MBA from Rice University.  Ms. Cowperthwaite is also Co-Portfolio Manager of the firm's Emerging Markets equities discipline.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Qing Ji, is a Portfolio Manager responsible for the Asia-Pacific region at Global Alpha, as well as global coverage of the Consumer Discretionary and Consumer Staples sectors. In the eight years before joining Global Alpha in 2011, Ms. Ji worked in the financial industry in Canada, Singapore and Switzerland. Most recently, she was Senior Analyst – Financial Markets for the Bank of Canada. Prior to that, Ms. Ji held various analyst and wealth management positions with Laurentian Bank Securities, ING Private Bank Asia (Singapore), Credit Lyonnais (Singapore) and Temenos Systems SA (Switzerland). Ms. Ji has a Bachelor of Economics from Xiamen University (China), a Master of Economics from Shanghai University of Finance and Economics (China), an MBA from McGill University and is a CFA charterholder. She is fluent in English, French and Mandarin.

•
DeShay McCluskey, CFA, has over 17 years of extensive analytical and research experience. Her comprehensive investment experience extends to both public and private investments. Prior to founding AltraVue, Ms. McCluskey was a Portfolio Manager and Principal for GW Capital Inc., where she served as a member of the firm's investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. McCluskey joined GW Capital in 2012. From 2009 to 2012, Ms. McCluskey served as Vice President, Director of Research at BDT Capital Partners. While at BDT, Ms. McCluskey helped launch and manage the firm's public investment portfolio. Additionally, Ms. McCluskey worked in various capacities with the deal teams helping to source and evaluate private investment opportunities for the Fund. In 2007, Ms. McCluskey co-founded Jacobi Capital Management, a registered investment adviser based in Pennsylvania. She also spent one and a half years at Legg Mason Capital Management as an Equity Analyst from 2006-2007, and three years as an Equity Analyst at Ariel Investments Inc., from 2001-2004.

•
Stacey Nutt, PhD. is a founder and owner of ClariVest Asset Management, LLC. As CIO, Mr. Nutt oversees the development and implementation of the firm's investment strategy and its application to all of the firm's products. As CEO, he guides the firm's business activities, growing the firm to over $3 billion in assets under management. Mr. Nutt is the Lead Portfolio Manager with day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Mr. Nutt led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Mr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. Mr. Nutt received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Mr. Nutt began his investment career in 1993.

•
David Savignac, is a Portfolio Manager responsible for Europe and global coverage of the Technology and Industrials sectors at Global Alpha. Prior to joining Global Alpha in 2009, Mr. Savignac spent four years at Natcan Investment Management where he held a variety of senior analyst positions, including Risk & Performance and Small Caps and was co-manager of Natcan's Global Small Cap Fund. David also spent time at TAL Global Asset Management and Desjardins Securities. He received a BSc from HEC Montreal and is a CFA charterholder. He is fluent in English, French and Spanish.

•
Touk Sinantha, CFA, has 17 years of comprehensive investment experience with knowledge in equity analysis, portfolio management, and fixed income research. Prior to founding AltraVue, Ms. Sinantha was a Portfolio Manager and Principal for GW Capital, Inc., where she served as a member of the firm's investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. Sinantha joined GW Capital in 2008. Prior to GW Capital, Ms. Sinantha was a Senior Research Analyst at Members Capital Advisors in Wisconsin from 2006 to 2008. From 2001 to 2006, Ms. Sinantha was a buy-side analyst at Ariel Investments in Chicago.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Principal of ClariVest Asset Management LLC. Mr. Wolter is a lead portfolio manager on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor's degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

•
Bram Zeigler, as a Portfolio Manager, works on research and development across all of Algert Global, LLC's (AG) investment strategies. He has over twelve years of experience in financial markets research and systems development. Prior to joining AG, Mr. Zeigler worked in the trading analysis and strategy group for Schwab Soundview Capital Markets. He has also worked as a researcher in the economic policy unit at Nasdaq. Mr. Zeigler has an M.A. in Economics from Washington University in St. Louis and a B.A. in Economics from Dickinson College.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated July 17, 2018 to the Statement of Additional Information ("SAI") dated November 1, 2017

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of AltraVue Capital, LLC ("AltraVue") and Quantum Capital Management ("Quantum") as subadvisers to the Acuitas US Microcap Fund (the "Fund"), each with responsibility for managing a separate sleeve of the Fund's portfolio. In connection with that approval, the SAI is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about AltraVue and Quantum.

1.	The definition of "Subadviser" on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Algert Global, LLC; AltraVue Capital, LLC; ClariVest Asset Management, LLC; DePrince, Race & Zollo, Inc.; Falcon Point Capital, LLC; Global Alpha Capital Management Ltd.; and Quantum Capital Management, the Funds' subadvisers.

2.
The sub-section entitled "F. Investment Adviser" within the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Algert Global, LLC	Peter Algert
AltraVue Capital, LLC	DeShay McCluskey, Thomas Parkhurst, and Touk Sinantha
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
Global Alpha Capital Management Ltd.	Robert Beauregard; CC&L Financial Group
Quantum Capital Management	Sterling Bancorp, Inc.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2018:
Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	2	$148 million	None	None
	Other Pooled Investment Vehicles	2	$7 million	1	$2 million
	Other Accounts	6	$564 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	2	$148 million	None	None
	Other Pooled Investment Vehicles	2	$7 million	1	$2 million
	Other Accounts	6	$564 million	None	None
AltraVue Capital, LLC
	DeShay McCluskey
	Registered Investment Companies	0	None	0	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	0	None
	Touk Sinantha
	Registered Investment Companies	0	None	0	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	0	None
Algert Global, LLC
Bram Zeigler
Registered Investment Companies	2	$136 million	None	None
Other Pooled Investment Vehicles	1	$186 million	None	None
Other Accounts	18	$1.04 billion	None	None
ClariVest Asset Management, LLC
Stacey Nutt, PhD.
Registered Investment Companies	9	$4.7 billion	None	None
Other Pooled Investment Vehicles	17	$2.0 billion	2	$121 million
Other Accounts	21	$1.1 billion	1	$19 million
Michael Waterman, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	4	$640 million	1	$10 million
Other Accounts	8	$709 million	None	None
Todd Wolter, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	5	$751 million	2	$121 million
Other Accounts	8	$709 million	None	None
DePrince, Race & Zollo, Inc.
Zu Cowperthwaite, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$148 million	None	None
Other Accounts	1	$65 million	None	None
Falcon Point Capital, LLC
James A. Bitzer
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$7 million	3	$7 million
Other Accounts	6	$270 million	None	None
Michael L. Thomas
Registered Investment Companies	4	$342 million	None	None
Other Pooled Investment Vehicles	1	$11 million	None	None
Other Accounts	7	$451 million	None	None

Global Alpha Capital Management
David Savignac
Registered Investment Companies	1	$13.9 million	None	None
Other Pooled Investment Vehicles	3	$489.9 million	None	None
Other Accounts	14	$693.8 million	None	None
Robert Beauregard
Registered Investment Companies	1	$13.9 million	None	None
Other Pooled Investment Vehicles	3	$489.9 million	None	None
Other Accounts	14	$693.8 million	None	None
Qing Li
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$489.9 million	None	None
Other Accounts	14	$693.8 million	None	None
Quantum Capital Management
Tim Chatard
Registered Investment Companies	1	$255.5 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	4	$54.7 million	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's/Subadvisers' polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's/Subadvisers' investment process and their Funds and/or other accounts, the Adviser's/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.
Compensation of the Adviser's/Subadvisers' portfolio management teams are not based solely upon performance of the portion of the Funds managed by the Adviser/Subadvisers. Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Algert Global, LLC (AG): The portfolio manger's compensation consists of a salary and discretionary bonus. The base salary is based on the individual's job description, and the overall qualifications, experience and tenure at AG. The portfolio manager is a partner at AG and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Altravue Capital, LLC (AltraVue): Compensation packages include a base salary and benefits. Compensation may also include a profit sharing component for analysts, traders and other firm professionals based on ownership percentage.
ClariVest Asset Management, LLC (ClariVest): Compensation at ClariVest can be broken down into three components: a base salary, a discretionary bonus and for those employees with equity in the firm, there are partnership distributions from the LLC. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are NOT simply tied to individual product performance. ClariVest strongly believes that we have a very talented investment team, and payment of bonuses based on short term performance is counterproductive to both a long-term perspective and a collaborative environment. We fully expect all members of the investment team to actively participate in ongoing research, some of which may 1) not primarily benefit the product on which they are the named portfolio manager and/or 2) reap only long-term benefits. Bonuses based on short term individual performance would not incent investment team members to do so.

Individual portfolio managers and analysts are not paid on the growth of AUM in their respective strategies. Again, we have attempted to foster a collaborative framework within the firm. Portfolio manager and analyst compensation is tied to the overall success of the firm, not a specific product.
ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the 6 founders, all of whom are on the investment team, are equity owners in the firm. ClariVest's CCO and CFO are also equity owners in the firm.
DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager's compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receive a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Falcon Point Capital, LLC (Falcon Point): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Global Alpha Capital Management (Global Alpha): Global Alpha's compensation structure is specifically designed to attract, motivate and retain talented professionals. All five senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased. Ownership positions are not static; partnership interests are evaluated annually against individual contributions, with changes made as necessary to align ownership with contribution. All senior professional receive a salary. Partners do not receive bonuses for performance, nor do they receive compensation if 'their' stock or sector does well; the emphasis is on the total portfolio.
Equity in the firm is delivered over an extended period of time (typically five to seven years) through an earn-in/out mechanism that ensures that portfolio managers always have a similar long-term commitment as do their clients. The firm offers competitive benefits packages and flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty.
Each non-equity owner has an annual performance review with his or her manager or supervisor. During the performance review, managers will assess the performance of each employee's primary roles and responsibilities; determine key areas of strength and accomplishment, and areas for growth and development. Overall performance is then evaluated. It is reflected in their compensation through an annual performance bonus which is directly related to performance.
Quantum Capital Management (Quantum): In addition to competitive salaries and employee benefits, investment team members may participate in a revenue based incentive plan based upon assets managed and fees generated by product. The incentive methodology per team member is based upon (among other factors) the number of stocks in the portfolio represented by each team member and their subsequent contribution to return. This incentive scheme is reviewed annually and paid quarterly. The program is designed to be the primary source of compensation for the investment team and allows for significant upside and participation in the firm's growth. Additionally, members of the research team can also participate in the firm's Equity Interest Plan, which is a tracking stock based on the total revenue of the firm. The tracking stock is a fixed payout (revenue multiple) based upon a cliff vesting schedule.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in the Fund:
Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2018
Dennis W. Jensen	$10,001 - $50,000
Christopher D. Tessin	$10,001 - $50,000
Robert Beauregard	None
Qing Li	None
David Savignac	None
Bram Zeigler	None
Stacey Nutt	None
Todd Wolter	None
Michael Waterman	None
Zu Cowperthwaite	None
James A. Blitzer	None
Michael L. Thomas	None
DeShay McCluskey	None
Touk Sinantha	None
Tim Chatard	None

Fees. The Adviser receives an advisory fee from the Funds at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended June 30, 2017 was 0.70% and 1.26% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively. The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2017 was 0.39% and 0.36% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2018 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

A Subadviser's fee is calculated as a percentage of a Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The Adviser generally compensates the Subadviser from the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from a separately managed account.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

3.	The section entitled "WCM Proxy Voting Procedures" beginning on page D-22 of Appendix D of the SAI is hereby deleted in its entirety and replaced with the following:

AltraVue Capital, LLC
Proxy Voting Policies and Procedures
Effective: July 7, 2016 and as amended May 25, 2018

Background

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires an adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule requires that the adviser's policies and procedures include the following:

(1)
Adopt and implement written policies and procedures that are reasonably designed to ensure that you vote client securities in the best interest of clients, which procedures must include how you address material conflicts that may arise between your interests and those of your clients;

(2)	Disclose to clients how they may obtain information from you about how you voted with respect to their securities; and
(3)	Describe to clients your proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Policy

AltraVue Capital has adopted and implemented policies and procedures that we believe are reasonably designed so that proxies are voted in the best interest of our clients in accordance with our fiduciary duties and SEC rule 206(4)-6 of the Investment Advisers Act. AltraVue Capital's authority to vote the proxies for clients is established by our advisory contracts or other comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to the SEC requirements, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set forth by the Department of Labor. With respect to client accounts that fall under ERISA, AltraVue Capital will vote proxies unless the plan documents specifically reserve the plan's right to vote proxies.

Where AltraVue Capital has voting authority to vote proxies on behalf of its clients, it is our utmost concern that all decisions be made solely in the best interest of the client (and for ERISA accounts, Plan beneficiaries and participants with the letter and spirit of ERISA). This includes where there is a conflict of interest between AltraVue Capital's and the client's interest. In voting proxies, AltraVue Capital will consider both economic and ethical factors in determining the best interests of the client, and utilize reasonable care and skill in deciding how to vote on the issues involved.  It is also our policy to vote proxies on all securities we manage in a timely basis subject to the limitations noted in the Procedures below. Upon receipt of each proxy AltraVue Capital will vote for or against (or to abstain) each of the issues presented, whether the vote supports management. AltraVue Capital may consider information from a variety of sources in evaluating the issues presented in a proxy.

In voting proxies for ERISA accounts, AltraVue Capital's responsibilities also include the duty of loyalty, prudence, compliance with the Plan, as well as a duty to avoid prohibited transactions. It may also be appropriate for AltraVue Capital to engage in "active monitoring" and communications with the issuer with respect to the ERISA accounts, particularly where we may maintain long-term or relatively illiquid investment in the issuer.

Responsibility

The Investment Committee is responsible that all proxies received by AltraVue Capital for our separately managed accounts and for the AltraVue Fund I, LP, are reviewed and voted in a manner consistent with the firm's determination of the client's best interest, with a designated Officer taking the lead coordination role. It is Compliance's responsibility to review the policies and procedures for adequacy and effectiveness and make any revisions due to changes in the firm's business, operations or regulatory environment.

Procedures

The designated Officer reviews each vote and the proposed votes are provided to each member of the Investment Committee for review and approval. While most the proposed votes are decided based on AltraVue Capital's guidelines (see "Guidelines" below), the range of voting measures may be much wider and potentially more complex than the examples provided in the firm's guidelines. As such, AltraVue Capital may utilize reports produced by a neutral third-party proxy research firm as a resource for additional information regarding the ballot items. In addition, in such circumstances, we may also rely on the knowledge of the individual Investment Committee member who initially recommended the security for inclusion in our investment strategies and continues to monitor the company.

1.	Proxy Voting Process

A.
AltraVue Capital is responsible to vote proxies according to the contractual agreements we have with clients or other comparable documents. For ERISA accounts, we will vote proxies unless the ERISA Plan has reserved the right, in writing, to vote its own proxies.

B.
If a client would like us to vote proxies in a manner inconsistent with our policies and procedures, the client must provide detailed written instructions as to how AltraVue Capital is to vote the proxies.

C.	Proxies are received and reconciled with the number of shares we are authorized to vote. Any discrepancies are investigated and to the best of our ability resolved before the voting deadline.

D.
For those securities included in our strategies, the ballots are provided to the designated Officer who will review the ballots, and other information to determine how to vote in the best interest of the client.  Once a proposed vote has been determined, Operations emails the proposed vote to the other members of the Investment Committee for review. It is the responsibility of the Investment Committee members to voice any concerns or disapproval of the proposed vote to the designated Portfolio Manager in the time period given. If an Investment Committee member does not respond, the vote is cast as proposed.

E.	Operations is responsible for maintaining the proxy voting records as required by Rule 204- 2(c) of the Investment Advisers Act for the previous five fiscal years as follows:

i.	proxy statements received regarding client securities (AltraVue Capital relies on the SEC's EDGAR system for maintaining the required proxy statements);
ii.	a record of each vote cast;
iii.
a copy of any document created by AltraVue Capital that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision (such as Glass Lewis reports, emails from Investment Committee members, etc.); and

iv.	each written client request for proxy voting records and AltraVue Capital's written response to any client request (written or oral) for such records.

In addition to the above, and although required only for ERISA accounts, Operations will maintain the following records for all of the firm's clients to enable the client to determine if AltraVue Capital is fulfilling its obligations. The retention may include records reflecting:

i.	issuer name and meeting;
ii.	issues voted on and the record of the vote;
iii.	number of shares eligible to be voted on the record date;
iv.	numbers of shares voted; and
v.	where appropriate, cost-benefit analysis.

Compliance will be responsible for maintaining a copy of all proxy voting policies and procedures in effect during the previous five fiscal years.

2.	Guidelines

Each proxy issue will be considered individually. The following guidelines were developed to establish a fiduciary framework for reviewing each proposal as it relates to the interests of our clients. However, it has not been our intention to have in place a rigid set of rules.

A.	Approve

Routine proposals are those, which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, AltraVue Capital will generally vote with management. These routine matters may include:

i.	Election of auditors recommended by the board of directors, unless seeking to replace the auditor over a dispute in policies;

i.	Date and place of the annual shareholders meeting;
ii.	Ratification of directors' actions on routine matters since the previous annual shareholder meeting;
iii.	Confidential voting – Most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues;
iv.	AltraVue Capital will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises;
v.	Corporate governance proposals that foster good corporate governance practices;
vi.	Creation and establishment of a 401(k) Employee Benefit Plan. The expansion of the participation of directors who are not employees or closely associated with the company.
B.	Oppose

AltraVue Capital will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category may include:

i.
Permitting "Greenmail" - the company's ability to buy back shares from a particular shareholder at a price above the market in order to "buy-off" potential raiders at the expense of other shareholders;

ii.	Poison Pill provisions that would trigger an unwanted takeover attempt and cause a variety of events to occur which may make the company less attractive to the potential acquirer;
iii.	Other Anti-takeover measures that limit opportunities for shareholders to realize the highest value for their investment;
iv.	Proposals to stagger board member terms;
v.	Proposals to limit the ability of shareholders to call special meetings;
vi.	Proposals to require super majority votes;
vii.	Proposals requesting excessive increases in authorized common or preferred shares;
viii.	where management provides no explanation for the use or need of these shares;
ix.	Provisions providing for cumulative voting rights;
x.	"Social issues," unless specific client guidelines supersede AltraVue Capital's proxy voting policy.

C.	Case-By-Case

AltraVue Capital will review the following on a case-by-case basis. Voting decisions will be made based on the best interest of the client.

i.	Directors pay solely in equity of the issuer;
ii.	Eliminate director's mandatory retirement policy;
iii.	Rotation of the annual meeting location/date;
iv.	Options and stock grants to management and directors;
v.	Allowing indemnification of directors and/or officers after reviewing applicable laws and extent of protection granted;
vi.	Approvals for new and amended stock-based compensation plans;
vii.	Proposals for changes to specific accounting policies, e.g., requiring the expensing of stock options, and
viii.	Executive compensation plans.

The above Guidelines is a list of examples and should not be considered inclusive or a rigid rule. As previously mentioned, the range of voting measures is certainly much wider and potentially more complex than can be described here.

D.	Limitations

It is the intent of AltraVue Capital to vote proxies for all securities we manage and where we have voting authority. However, when a client has a securities lending arrangement with its custodian, AltraVue Capital generally will not vote the proxies for the securities out on loan. However, if there is a contractual agreement with the client, AltraVue Capital will request the custodian to "bring back" the security to the client's account so that a vote can be made on behalf of the  client.

E.	Conflicts of Interest

A potential conflict of interest arises when an investment adviser has business interests that may not be consistent with the best interest of the client. In reviewing proxy proposals in order to identify an potential conflicts between AltraVue Capital and those of our clients, AltraVue Capital will consider such matters as (i) whether the firm has an economic incentive to vote in a manner not consistent with the best interest of the client (e.g., voting  in a manner that would please corporate management in  hope that doing so might lead  to having  business directed to the firm such as managing the company's retirement plan); and (ii) whether there are any business or personal relationships between  an employee of AltraVue Capital and the officers and directors of the company from which the proxy is received that may create an incentive to vote in a manner that is inconsistent with the best interest of the client. Where a proxy proposal raises a potential conflict of interest between AltraVue Capital and the client's, AltraVue Capital will resolve such a conflict as described below:

i.
Vote in Accordance with the Guidelines – to the extent that AltraVue Capital has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm shall vote in accordance with the pre-determined voting policy.

ii.
Obtain Consent of the Client – if AltraVue Capital has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote priorto voting the securities. The disclosure to the Client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client would be able to make an informed decision regarding the vote. If the client does    not respond to the conflict disclosure request or denies the request, AltraVue Capital will abstain from voting the securities held in the client's account.

iii.
Client Directive to use an independent third party – alternatively, a client may in writing, specifically direct AltraVue Capital to forward all proxy matters in which there is a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where the recommendations are received on a timely basis, AltraVue Capital will vote all such proxies in accordance with the third party's recommendation. If the third party's recommendation is not timely received, AltraVue Capital will abstain from voting the securities held by that client's account.

iv.
Client will vote its own proxies – if a client does not want to use an independent third party for review and recommendation when a conflict of interest has been identified, AltraVue Capital will request and client will agree in writing that the client vote those proxies. If client refuses to vote the proxies, AltraVue Capital will abstain from voting the specified securities held in the client's account.

F.	Sustainable Investing
We believe that organizations that manage environmental, social and governance ("ESG") factors effectively are more likely to create sustainable value over the long term than those that do not. We integrate ESG into our investment analysis, rather than exclusionary screening, best-in-class selection, thematic investing, active ownership, or impact investing. As an investor, we monitor ESG factors and prefer companies with better or improving ESG performance relative to sector peers.

i.	Shareholder Proposals
We will support proposals that are likely to enhance long-term company performance, reduce risk to long-term company performance or improve disclosure reasonably necessary to enable shareholders to assess their investment risk and opportunity. We weigh the benefits of a shareholder proposal against any potential adverse effects the proposal may have on a company. We do not support proposals that are designed to diminish the power of the board of directors of a company or place arbitrary or artificial constraints on a company. Guideline: Review shareholder proposals on a case-by-case basis.

ii.	Environmental and Social Factors
Disclosure enables investors to better understand and evaluate potential risk and return, including the impact of environmental and social factors on a company's long- term performance. We believe companies that effectively manage risks associated with environmental and social factors are likely to achieve better long-term performance. We review environmental and social-related shareholder proposals on a case-by-case basis. We do not support shareholder proposals if they are overly prescriptive or duplicative of initiatives already in place or underway or if they are likely to detract from long-term company performance.

iii.	Subject to the foregoing and on a case-by-case basis, we generally support:
•
Proposals that request the reasonable disclosure of information related to material environmental and social factors which assist shareholders in assessing potential investment risk and return (including specific environmental and social risks), the environmental and social impacts of a company's operations and products, initiatives to mitigate environmental and social risks, and/or corporate sustainability reports, unless sufficient information is already disclosed and/or available to shareholders.

•
Proposals that request the adoption or review of responsible policies and/or practices with regard to environmental and social factors that are likely to enhance long-term company performance and/or mitigate potential exposure to environmental and social risks.

Quantum Capital Management
Acceptance of Proxy Voting Authority
POLICY

It is the Firm's policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm's policy to follow the provisions of any ERISA plan's governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the "Proxy Voting Guidelines") and the Firm's policies and procedures.

PROCEDURES

The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the Proxy Voting Guidelines attached to the Compliance Manual on Exhibit E and the Firm's policies and procedures. The Firm will, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm's policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm's Proxy Voting Committee will be responsible for monitoring corporate  actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as "Responsible Voting Parties") consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either "for" or "against," the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm's Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm's clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm's recordkeeping process. In performing its responsibilities, the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA will be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Firm's voting position, as either "for" or "against" such proxy proposal, voting will be accordance with its Proxy Voting Guidelines.

•
Where the Proxy Voting Guidelines outline the Firm's voting position to be determined on a "case-by-case" basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

o	Voting the proxy in accordance with the voting recommendation of a non- affiliated third party vendor; or

o	Provide the client with sufficient information regarding the proxy proposal and obtain the client's consent or direction before voting.

Third Party Delegation

The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Mutual Funds

In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm's services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm will reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	Proxy statement that the Firm receives regarding client's securities;
•	Votes that the Firm casts on behalf of a client;
•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•
Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm's written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission's EDGAR system to maintain certain records referred to above.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.